DAY RUNNER, INC.
                                                                    Exhibit 10.6


                      AMENDMENT TO 1996 OFFICER BONUS PLAN


         Pursuant to resolutions duly adopted by the Compensation Committee of the Board of Directors on March 15, 1996:

         1. The Vice President, Operations, North America and the Vice President, International Sales of the Company were added to and included in the 1996 Officer Bonus Plan (the "Bonus Plan") and the matrices attached hereto were added to the Bonus Plan; and

         2. The requirement that a person must be an officer of the Company for at least six months of the Company's 1996 fiscal year in order to be eligible for participation in the Bonus Plan was waived with respect to the Vice President, International Sales of the Company.


Net Income              VP - Operations,
Goal = $7,978,000        North America
- ------------------------------------------
Annual                            $125,000
Salary
Bonus Factor                         1.80%
- ------------------------------------------
               After
               Bonus
Percent        Fiscal
of 12 Months   1996 Net   Percent
Ended 6/30/95  Income     of Annual
Net Income     ($000)     Salary    Bonus
- -----------    ------     ------    -----

     120.0%    $9,574     1.80%     $2,250
     120.5%    $9,613     3.60%      4,500
     121.0%    $9,653     5.40%      6,750
     121.5%    $9,693     7.20%      9,000
     122.0%    $9,733     9.00%     11,250
     122.5%    $9,773    10.80%     13,500
     123.0%    $9,813    12.60%     15,750
     123.5%    $9,853    14.40%     18,000
     124.0%    $9,893    16.20%     20,250
     124.5%    $9,933    18.00%     22,500
     125.0%    $9,972    19.80%     24,750
     125.5%   $10,012    21.60%     27,000
     126.0%   $10,052    23.40%     29,250
     126.5%   $10,092    25.20%     31,500
     127.0%   $10,132    27.00%     33,750
     127.5%   $10,172    28.80%     36,000
     128.0%   $10,212    30.60%     38,250
     128.5%   $10,252    32.40%     40,500
     129.0%   $10,292    34.20%     42,750
     130.0%   $10,371    36.00%     45,000
     131.0%   $10,451    37.80%     47,250
     132.0%   $10,531    39.60%     49,500
     133.0%   $10,611    41.40%     51,750
     134.0%   $10,691    43.20%     54,000
     135.0%   $10,770    45.00%     56,250
     136.0%   $10,850    46.80%     58,500
     137.0%   $10,930    48.60%     60,750
     138.0%   $11,010    50.40%     63,000
     139.0%   $11,089    52.20%     65,250
     140.0%   $11,169    54.00%     67,500
     141.0%   $11,249    55.80%     69,750
     142.0%   $11,329    57.60%     72,000
     143.0%   $11,409    59.40%     74,250
     144.0%   $11,488    61.20%     76,500
     145.0%   $11,568    63.00%     78,750
     146.0%   $11,648    64.80%     81,000
     147.0%   $11,728    66.60%     83,250
     148.0%   $11,807    68.40%     85,500
     149.0%   $11,887    70.20%     87,750
     150.0%   $11,967    72.00%     90,000
     151.0%   $12,047    73.80%     92,250
     152.0%   $12,127    75.60%     94,500
     153.0%   $12,206    77.40%     96,750
     154.0%   $12,286    79.20%     99,000
     155.0%   $12,366    81.00%    101,250
     156.0%   $12,446    82.80%    103,500
     157.0%   $12,525    84.60%    105,750
     158.0%   $12,605    86.40%    108,000
     159.0%   $12,685    88.20%    110,250
     160.0%   $12,765    90.00%    112,500
     161.0%   $12,845    91.80%    114,750
     162.0%   $12,924    93.60%    117,000
     163.0%   $13,004    95.40%    119,250
     164.0%   $13,084    97.20%    121,500
     165.0%   $13,164    99.00%    123,750
     166.0%   $13,243   100.80%    126,000
     167.0%   $13,323   102.60%    128,250
     168.0%   $13,403   104.40%    130,500
     169.0%   $13,483   106.20%    132,750
     170.0%   $13,563   108.00%    135,000
     171.0%   $13,642   109.80%    137,250
     172.0%   $13,722   111.60%    139,500
     173.0%   $13,802   113.40%    141,750
     174.0%   $13,882   115.20%    144,000
     175.0%   $13,962   117.00%    146,250
     176.0%   $14,041   118.80%    148,500
     177.0%   $14,121   120.60%    150,750
     178.0%   $14,201   122.40%    153,000
     179.0%   $14,281   124.20%    155,250
     180.0%   $14,360   126.00%    157,500
     181.0%   $14,440   127.80%    159,750
     182.0%   $14,520   129.60%    162,000
     183.0%   $14,600   131.40%    164,250
     184.0%   $14,680   133.20%    166,500
     185.0%   $14,759   135.00%    168,750
     186.0%   $14,839   136.80%    171,000
     187.0%   $14,919   138.60%    173,250
     188.0%   $14,999   140.40%    175,500
     189.0%   $15,078   142.20%    177,750
     190.0%   $15,158   144.00%    180,000
     191.0%   $15,238   145.80%    182,250
     192.0%   $15,318   147.60%    184,500
     193.0%   $15,398   149.40%    186,750
     194.0%   $15,477   151.20%    189,000
     195.0%   $15,557   153.00%    191,250
     196.0%   $15,637   154.80%    193,500
     197.0%   $15,717   156.60%    195,750
     198.0%   $15,796   158.40%    198,000
     199.0%   $15,876   160.20%    200,250
     200.0%   $15,956   162.00%    202,500
     201.0%   $16,036   163.80%    204,750
- -------------------------------------------
- -------------------------------------------

Net Income              VP - International
Goal = $7,978,000            Sales
- ------------------------------------------
Annual                            $110,000
Salary
Bonus Factor                         1.40%
- ------------------------------------------
               After
               Bonus
Percent        Fiscal
of 12 Months   1996 Net   Percent
Ended 6/30/95  Income     of Annual
Net Income     ($000)     Salary    Bonus
- -----------    ------     ------    -----

     120.0%    $9,574      1.40%   $1,540
     120.5%    $9,613      2.80%    3,080
     121.0%    $9,653      4.20%    4,620
     121.5%    $9,693      5.60%    6,160
     122.0%    $9,733      7.00%    7,700
     122.5%    $9,773      8.40%    9,240
     123.0%    $9,813      9.80%   10,780
     123.5%    $9,853     11.20%   12,320
     124.0%    $9,893     12.60%   13,860
     124.5%    $9,933     14.00%   15,400
     125.0%    $9,972     15.40%   16,940
     125.5%   $10,012     16.80%   18,480
     126.0%   $10,052     18.20%   20,020
     126.5%   $10,092     19.60%   21,560
     127.0%   $10,132     21.00%   23,100
     127.5%   $10,172     22.40%   24,640
     128.0%   $10,212     23.80%   26,180
     128.5%   $10,252     25.20%   27,720
     129.0%   $10,292     26.60%   29,260
     130.0%   $10,371     28.00%   30,800
     131.0%   $10,451     29.40%   32,340
     132.0%   $10,531     30.80%   33,880
     133.0%   $10,611     32.20%   35,420
     134.0%   $10,691     33.60%   36,960
     135.0%   $10,770     35.00%   38,500
     136.0%   $10,850     36.40%   40,040
     137.0%   $10,930     37.80%   41,580
     138.0%   $11,010     39.20%   43,120
     139.0%   $11,089     40.60%   44,660
     140.0%   $11,169     42.00%   46,200
     141.0%   $11,249     43.40%   47,740
     142.0%   $11,329     44.80%   49,280
     143.0%   $11,409     46.20%   50,820
     144.0%   $11,488     47.60%   52,360
     145.0%   $11,568     49.00%   53,900
     146.0%   $11,648     50.40%   55,440
     147.0%   $11,728     51.80%   56,980
     148.0%   $11,807     53.20%   58,520
     149.0%   $11,887     54.60%   60,060
     150.0%   $11,967     56.00%   61,600
     151.0%   $12,047     57.40%   63,140
     152.0%   $12,127     58.80%   64,680
     153.0%   $12,206     60.20%   66,220
     154.0%   $12,286     61.60%   67,760
     155.0%   $12,366     63.00%   69,300
     156.0%   $12,446     64.40%   70,840
     157.0%   $12,525     65.80%   72,380
     158.0%   $12,605     67.20%   73,920
     159.0%   $12,685     68.60%   75,460
     160.0%   $12,765     70.00%   77,000
     161.0%   $12,845     71.40%   78,540
     162.0%   $12,924     72.80%   80,080
     163.0%   $13,004     74.20%   81,620
     164.0%   $13,084     75.60%   83,160
     165.0%   $13,164     77.00%   84,700
     166.0%   $13,243     78.40%   86,240
     167.0%   $13,323     79.80%   87,780
     168.0%   $13,403     81.20%   89,320
     169.0%   $13,483     82.60%   90,860
     170.0%   $13,563     84.00%   92,400
     171.0%   $13,642     85.40%   93,940
     172.0%   $13,722     86.80%   95,480
     173.0%   $13,802     88.20%   97,020
     174.0%   $13,882     89.60%   98,560
     175.0%   $13,962     91.00%  100,100
     176.0%   $14,041     92.40%  101,640
     177.0%   $14,121     93.80%  103,180
     178.0%   $14,201     95.20%  104,720
     179.0%   $14,281     96.60%  106,260
     180.0%   $14,360     98.00%  107,800
     181.0%   $14,440     99.40%  109,340
     182.0%   $14,520     100.80% 110,880
     183.0%   $14,600     102.20% 112,420
     184.0%   $14,680     103.60% 113,960
     185.0%   $14,759     105.00% 115,500
     186.0%   $14,839     106.40% 117,040
     187.0%   $14,919     107.80% 118,580
     188.0%   $14,999     109.20% 120,120
     189.0%   $15,078     110.60% 121,660
     190.0%   $15,158     112.00% 123,200
     191.0%   $15,238     113.40% 124,740
     192.0%   $15,318     114.80% 126,280
     193.0%   $15,398     116.20% 127,820
     194.0%   $15,477     117.60% 129,360
     195.0%   $15,557     119.00% 130,900
     196.0%   $15,637     120.40% 132,440
     197.0%   $15,717     121.80% 133,980
     198.0%   $15,796     123.20% 135,520
     199.0%   $15,876     124.60% 137,060
     200.0%   $15,956     126.00% 138,600
     201.0%   $16,036     127.40% 140,140
- -----------------------------------------